ORDINARY SHARES	12 Months Ended
Dec. 31, 2021
ORDINARY SHARES
ORDINARY SHARES

15. ORDINARY SHARES

The addition of ordinary shares during the years ended December 31, 2020 and 2021 came from the vest of restricted shares and a registered public offering in October 2020 respectively. Refer to Note 16-Share Based Compensation - Restricted Stock Award for further information on the vest of restricted shares. On October 5, 2020, the Company completed the issuance of 1,507,538 ADSs (representing 3,015,076 Class A Ordinary Shares), at a purchase price of $3.98 per ADS, in a registered direct offering. The net proceeds from the offering, after deducting the placement agent fees and other offering expenses, was approximately RMB 35,515 (US$ 5,210).